Discontinued Operations (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Discontinued Operations (Textuals)
Income (loss) from discontinued operations	$ 61	$ (76)	$ (136)
Loss from discontinued operations, income tax benefit	28	(4)	(7)
Net cash provided from (used in) discontinued operations	$ (18)	$ (16)	$ (7)